EXHIBIT 10.2

IMAGEWARE SOFTWARE, INC.

Stock Option Agreement
Date:  [          ]

This Stock Option Agreement is entered into by and between ImageWare Software, Inc. a California corporation (the “Company”) and [                                         ] (“Optionee”) with reference to the following facts:

Recitals

A.            Optionee is an employee of the Company on the date of this Agreement.

B.            Pursuant to the Amended and Restated 1999 Stock Award Plan of the Company (the “Plan”), the Stock Option Committee of the Board of Directors has authorized the granting to Optionee of an Incentive Stock Option to purchase shares of Common Stock of the Company upon the terms and conditions hereinafter stated.

`NOW, THEREFORE, in consideration of the covenants herein set forth, the parties agree as follows:

1.             Shares; Price.

The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated and the terms and conditions of the Plan, all or any part of the number of shares of Common Stock of the Company at the price per share as hereinafter set forth:

No. of Shares	Option Price

[ ]	[ ]

2.             Term of Option.

This Option shall expire [          ] years from the date hereof.

3.             Installments.

Subject to the provisions of Paragraphs 4, 5 and 6 hereof, this Option shall become exercisable in the installments below set forth.  Each installment shall include the number of shares, and shall become exercisable (in whole or in part) upon and after the dates below set forth:

Date	Number of Shares

[ ]	[ ]

[ ]	[ ]

[ ]	[ ]

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The installments shall be cumulative, i.e., this Option may be exercised, as to any or all shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this Option.

4.             Exercise.

This Option may be exercised by delivery to the Company of (a) written notice of exercise stating the number of shares then being purchased hereunder in the form attached hereto as Exhibit A; (b) a check or cash in the amount of the purchase price of such shares; and (c) written statement provided for in Paragraph 9 hereof.

5.             Termination of Employment.

(a)           If Optionee shall cease to be employed by the Company for any reason other than his death or for “cause”, then at any time within 90 days after the date Optionee ceases to be employed by the Company, and prior to the expiration of this Option pursuant to Paragraph 2 hereof, Optionee may exercise this Option to the extent that Optionee was entitled to exercise it at the date Optionee ceased to be employed by the Company.

(b)           If Optionee’s employment with the Company is terminated for “cause,” then Optionee’s rights with respect to this Option shall terminate at the time of such termination of employment.  Termination for “cause” includes, but is not limited to, termination due to the occurrence of any of the following events:

(i)            Optionee’s persistent or excessive use of drugs or alcohol to an extent that such use interferes with the proper performance of his duties to the Company hereunder; or

(ii)           Optionee’s misappropriation of funds or property of the Company (as determined by the Company’s Board of Directors); or

(iii)          Optionee’s gross negligence, willful misconduct, insubordination or habitual neglect of duty in carrying out his employment (as determined by the Company’s Board of Directors).

6.             Death of Optionee; No Assignment.

This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution and shall be exercisable only by the Optionee during his lifetime.  If Optionee shall die while in the employ of the Company, his personal representative or the person entitled to succeed to his rights hereunder shall have the right, at any time within six months after the date of Optionee’s death, and prior to the expiration of this Option pursuant to Paragraph 2 hereof, to exercise this Option to the extent that Optionee was entitled to exercise this Option at the date of his death.

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7.             No Rights as Shareholder.

Optionee shall have no rights as a shareholder with respect to the Common Stock of the Company covered by the Option until the date of the issuance of a stock certificate or stock certificates to him.  Except as may be provided under Paragraph 8 of the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued.

8.             Modification and Termination.

The rights of Optionee are subject to modification and termination in certain events as provided in Paragraphs 6 and 10 of the Plan.

9.             Shares Purchased for Investment.

Optionee represents and agrees that if he exercises this Option in whole or in part, he will acquire the shares upon such exercise for the purpose of investment and not with a view to resale or distribution.  Optionee also represents and agrees that upon each exercise of this Option he will furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance.  The Company may, at its election, include a legend on each Certificate representing shares subject to this Option, stating in effect that such shares have not been registered under the Securities Act of 1933, as amended, and that the transferability thereof is restricted.  If the shares represented by this Option are registered under the Securities Act of 1933, as amended, either before or after the exercise of this Option (in whole or in part) Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.  Optionee further agrees that no shares shall be purchased upon the exercise of this Option unless and until any then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel.

10.           Optionee’s Representations.

In the event the sale of the Shares may not be made pursuant to an effective registration statement under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

11.           Non-Transferability of Option.

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee.

12.           No Guarantee of Continued Service.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS

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AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

13.           This Agreement Subject to Plan.

This Agreement is made pursuant to all of the provisions of the Plan, and is intended, and shall be interpreted in a manner, to comply therewith.  Any provision hereof inconsistent with the Plan shall be superseded and governed by the Plan.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

Date:  [               ].

Optionee:	IMAGEWARE SOFTWARE, INC.

By:
Wayne Wetherell, SVP and CFO

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EXHIBIT A

2005 STOCK OPTION PLAN
EXERCISE NOTICE

Imageware, Inc.
10883 Thornmint Road

San Diego, CA  92127

Attention:

1.             Exercise of Option.  Effective as of today,                ,          , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                 shares of the Common Stock (the “Shares”) of ImageWare Systems, Inc. (the “Company”) under and pursuant to the Amended and Restated 1999 Stock Award Plan of the Company (the “Plan”) and the Stock Option Agreement dated                ,           (the “Option Agreement”).

2.             Delivery of Payment and Required Documents.  Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.  In addition, Optionee delivers the Investment Representation Statement (attached as Exhibit B of the Option Agreement), and any other documents required by the Company.

3.             Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.             Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 10(c) of the Plan.

5.             Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

6.             Restrictive Legends and Stop-Transfer Orders.

(a)           Legends.  Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE REOFFER AND RESALE OF THE SECURITIES REPRESENTED HEREBY AND HELD BY ANY AFFILIATE OF THE COMPANY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED BY AN AFFILIATE UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)           Stop-Transfer Notices.  Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)           Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or any other agreement between the Optionee and the Company or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Optionee or other transferee to whom such Shares shall have been so transferred.

7.             Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

8.             Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

9.             Governing Law; Severability.  This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of California.  In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Option Agreement will continue in full force and effect.

10.           Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.  In the event of a conflict between the terms and conditions of the Plan and this Exercise Notice, the terms and conditions of the Plan shall prevail.  In the event of a conflict between the terms and conditions of the Option Agreement and this Exercise Notice, the terms and conditions of the Option Agreement shall prevail.

OPTIONEE	IMAGEWARE SYSTEMS, INC.

Signature	By

Print Name	Title

Residence Address

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	IMAGEWARE SYSTEMS, INC.

SECURITY:	Common Stock

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a)           Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)           Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.  In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.  Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with any legend required under applicable state securities laws.

(c)           Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934,

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ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in Sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)           Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date:	,

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